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                                                                   EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-84468, 33-84470 and 333-02024 of Detroit Diesel Corporation and subsidiaries on Form S-8 of our reports dated February 2, 1998, appearing in this Annual Report on Form 10-K of Detroit Diesel Corporation for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP
Detroit, Michigan
March 26, 1998









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